UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2007

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC

(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 1, 2007, Wynn Resorts, Limited issued a press release, attached hereto as Exhibit 99.1 and by this reference incorporated herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit Number	Description
99.1	Press release, dated November 1, 2007, of Wynn Resorts, Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2007

WYNN RESORTS, LIMITED

By:	/s/ John Strzemp
John Strzemp Chief Financial Officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2007

WYNN LAS VEGAS, LLC

By:	Wynn Resorts Holdings, LLC, its sole member

By:	Wynn Resorts, Limited, its sole member

By:	/s/ John Strzemp
John Strzemp Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated November 1, 2007, of Wynn Resorts, Limited.

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